LAUDUS TRUST

Laudus Mondrian Funds

Laudus Mondrian International Equity Fund

Laudus Mondrian Emerging Markets Fund

Laudus Mondrian International Government Fixed Income Fund

Laudus Mondrian Global Government Fixed Income Fund

Supplement dated March 27, 2015, to the

Statutory Prospectus and Statement of Additional Information (“SAI”), both dated July 29, 2014, as supplemented October 1, 2014, and February 27, 2015

(collectively, the “Funds”)

This supplement provides new and additional information beyond that contained in the above-referenced Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

The disclosures under “Portfolio holdings” on page 31 of the Funds’ prospectus and “Disclosure of Portfolio Securities Information” on pages 66-67 of the Funds’ SAI are deleted and replaced in their entirety with the text below.

I. Statutory Prospectus

The funds may make various types of portfolio securities information available to shareholders. The funds post a detailed list of the securities held by each fund at www.csimfunds.com/laudusfunds_prospectus (under “Portfolio Holdings”), as of the most recent calendar quarter-end. This list is generally updated approximately 15-20 days after the end of the calendar quarter remaining posted until at least the following calendar quarter. The funds also post in the fund summary section of the website certain summary portfolio attributes, including top ten holdings, approximately 5-20 days after the end of the calendar quarter. Additionally, the funds post top ten holdings information on the fund fact sheets, available 20-45 days after the end of the calendar quarter. The funds may exclude any portion of these portfolio holdings from publication when deemed in the best interest of a fund. Further, information regarding the funds’ policy and procedures on the disclosure of portfolio securities information is available in the SAI. In addition, shareholders can learn more about the availability of portfolio securities information by calling the funds at 1-800-447-3332.

II. SAI

Information regarding the availability of the funds’ portfolio securities can be obtained by calling 1.800.447.3332.

The Trust’s Board of Trustees (the “Board”) has approved policies and procedures that govern the timing and circumstances regarding the disclosure of fund portfolio securities information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the funds’ portfolio securities is in the best interests of fund shareholders, and include procedures to address conflicts between the interests of the funds’ shareholders, on the one hand, and those of the funds’ investment adviser, principal underwriter or any affiliated person of the funds, their investment adviser, or their principal underwriter, on the other. Pursuant to such procedures the disclosure of portfolio securities information to shareholders and other parties, prior to regular public disclosure (as outlined in the prospectus) or regular public filings, may be authorized only by the Trust’s President upon prior consultation with the funds’ Subadviser and the funds’ Chief Legal Officer. Prior to authorizing the disclosure of portfolio securities, the Trust’s President must determine that: (i) such disclosure is in the best interests of the funds’ shareholders; and (ii) that no conflict exists between the interests of the funds’ shareholders and those of the funds’ Investment Adviser, Subadviser or principal underwriter.

The Board exercises on-going oversight of the disclosure of fund portfolio securities information by overseeing the implementation and enforcement of a fund’s policies and procedures by the Chief Compliance Officer and by considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters. The Board will receive periodic updates, at least annually, regarding entities which were authorized to be provided “early disclosure” (disclosure of portfolio securities information prior to, and more frequently than, the public disclosure of such information) of a fund’s portfolio securities information and will periodically review any agreements that the Trust has entered into to selectively disclose portfolio securities information.

Portfolio securities information may be made available on a selective basis to ratings agencies, certain industry organizations, consultants and other qualified financial professionals when the President upon prior consultation with the funds’ Subadviser and the funds’ Chief Legal Officer, determines such disclosure meets the requirements noted above and serves a legitimate business purpose. Agreements entered into with such entities will describe the permitted use of portfolio securities information and provide that, among other customary confidentiality provisions: (i) the portfolio securities information will be kept confidential; (ii) the person will not trade on the basis of any material non-public information; and (iii) the information will be used only for the purpose described in the agreement.

The funds’ service providers, including, without limitation, the Investment Adviser, Subadviser, distributor, transfer agent, auditor, proxy voting service provider, pricing information vendors, publisher, printer and mailing agent may receive disclosure of portfolio securities information as frequently as daily in connection with the services they perform for the funds. The names of those service providers to whom the funds selectively disclose portfolio securities information will be disclosed in this SAI. CSIM, Mondrian, Glass Lewis and State Street Bank and Trust Company, as service providers to the funds, are currently receiving this information on a daily basis. RR Donnelley, as a service provider to the funds, is currently receiving this information on a quarterly basis. PricewaterhouseCoopers LLP, Boston Financial Data Services, Inc. and ALPS, as service providers to the funds, receive this information on an as-needed basis. In addition, certain of the Subadviser’s service providers may receive disclosure of portfolio securities information in connection with the investment advisory services provided to the funds by the Subadviser. Service providers are subject to a duty of confidentiality with respect to any portfolio securities information they receive whether imposed by the confidentiality provisions of the service providers’ agreements with the Trust or by the nature of the service provider’s relationship with the Trust. Although certain of the service providers are not under formal confidentiality obligations in connection with disclosure of portfolio holdings, a fund will not continue to conduct business with a service provider who the fund believes is misusing the disclosed information.

To the extent that a fund invests in an ETF, the Trust will, in accordance with exemptive orders issued by the SEC to ETF sponsors and the procedures adopted by the Board, promptly notify the ETF in writing of any purchase or acquisition of shares of the ETF that causes the fund to hold (i) 5% or more of such ETF’s total outstanding voting securities, and (ii) 10% or more of such ETF’s total outstanding voting securities. In addition, the adviser or Subadviser will, upon causing a fund to acquire more than 3% of an open-end ETF’s outstanding shares, notify the open-end ETF of the investment.

A complete list of each fund’s portfolio holdings is published on the funds’ website at www.csimfunds.com/laudusfunds_prospectus, under “Portfolio Holdings”, as discussed in the funds’ prospectus, generally 15-20 days after the end of each Laudus Mondrian Fund’s fiscal quarter (which is also a calendar quarter-end). In addition, a list of the funds’ portfolio holdings as included in its regulatory filings is published on the website at www.csimfunds.com/laudusfunds_prospectus, under “Prospectuses & Reports”, typically 60-80 days after the end of a fund’s fiscal quarter. The funds provide on the website quarterly information regarding certain attributes of a fund’s portfolio, such as a fund’s top ten holdings, sector weightings, composition, credit quality and duration and maturity, as applicable. This information is generally updated within 15-40 days after the end of the fiscal quarter. The information on the website is publicly available to all categories of persons.

The funds may disclose non-material information including commentary and aggregate information about the characteristics of a fund in connection with or relating to a fund or its portfolio securities to any person if such disclosure is for a legitimate business purpose, such disclosure does not effectively result in the disclosure of the complete portfolio securities of any fund (which can only be disclosed in accordance with the above requirements), and such information does not constitute material non-public information. Such disclosure does not fall within the portfolio securities disclosure requirements outlined above.

Whether the information constitutes material non-public information will be made on a good faith determination, which involves an assessment of the particular facts and circumstances. In most cases commentary or analysis would be immaterial and would not convey any advantage to a recipient in making a decision concerning a fund. Commentary and analysis include, but are not limited to, the allocation of a fund’s portfolio securities and other investments among various asset classes, sectors, industries, and countries, the characteristics of the stock components and other investments of a fund, the attribution of fund returns by asset class, sector, industry and country, and the volatility characteristics of a fund.

Neither the funds nor the funds’ Adviser, Subadviser or any related party may receive compensation or other consideration in connection with the disclosure of information about portfolio securities.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG85716-00 (03/15) © 2015 All Rights Reserved 00140894